                                                                     Exhibit 4.4

[LOGO]                                           $25 [_]% CUMULATIVE CONVERTIBLE
                                                 REDEEMABLE PREFERRED STOCK,
                                                           SERIES A

        NUMBER                                               SHARES
--------------------------                           ------------------------
 PA
--------------------------                           ------------------------

                                                     SEE REVERSE FOR CERTAIN
                                                          DEFINITIONS
UNITED FIRE & CASUALTY COMPANY
CEDAR RAPIDS, IOWA




INCORPORATED UNDER THE LAWS OF THE STATE OF IOWA        CUSIP 910331 30 5

This Certifies that





is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF $25 % CUMULATIVE CONVERTIBLE, REDEEMABLE PREFERRED STOCK, SERIES A, NO PAR VALUE, OF

UNITED FIRE & CASUALTY COMPANY

                              CERTIFICATE OF STOCK

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and a facsimile of its seal to be affixed hereto.

Dated:

                                      SEAL

   /s/ Shona Frese                                   /s/ Scott McIntyre Jr.
  ----------------                                   ----------------------
   SECRETARY                                            CHAIRMAN

COUNTERSIGNED AND REGISTERED:
COMPUTERSHARE INVESTOR SERVICES LLC
                     TRANSFER AGENT
                      AND REGISTRAR

By

               AUTHORIZED SIGNATURE

                         UNITED FIRE & CASUALTY COMPANY

     The Corporation will furnish without charge to each stockholder who so requests a full statement of the designations, relative rights, preferences and limitations applicable to the shares of each class of stock authorized to be issued by the Corporation and a full statement of the variations in rights, preferences and limitations determined for each series and the authority of the Board of Directors to determine variations for future series. Any such request is to be addressed to the Secretary of the Corporation, at its principal office.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM -- as tenants in common
   TEN ENT -- as tenants by the entireties                           UNIF GIFT MIN ACT -- ............. Custodian ...............
   JT TEN  -- as joint tenants with right of                                                 (Cust)                   (Minor)
              survivorship and not as tenants                                             under Uniform Gifts to Minors
              in common                                                                   Act....................................
                                                                                                          (State)
                                                                     UNIF TRF MIN ACT -- ........... Custodian (until age .......)
                                                                                            (Cust)
                                                                                         ...................under Uniform Transfers
                                                                                                (Minor)
                                                                                         to Minors Act ..........................
                                                                                                               (State)


     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _____________________  hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

------------------------------------------

------------------------------------------

_______________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________________Shares
of the preferred stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated __________________________


                                  X ____________________________________________

                                  X ____________________________________________
                            NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                    CORRESPOND WITH THE NAME(S) AS WRITTEN UPON
                                    THE FACE OF THE CERTIFICATE IN EVERY
                                    PARTICULAR, WITHOUT ALTERATION OR
                                    ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By _________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.